NCR Voyix | 1 Investor Presentation NYSE: VYX September 2023

NCR Voyix | 2 Notes to Investors FORWARD-LOOKING STATEMENTS. NCR, to be renamed NCR Voyix (“NCR Voyix” or the “Company”), cautions that comments made during this presentation and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the planned separation of the Company’s ATM business (“NCR Atleos”) into an independent public company including, but not limited to, the future commercial or financial performance of the Company following such planned transaction, value creation and ability to innovate and drive growth generally as a result of such transaction, and the Company’s expected capital structure for year-end 2023; the expected financial performance of the Company’s three reporting segments for year-end 2023 and key performance indicator targets for each segment through year-end 2027; the expected net debt leverage ratio of the Company for year- end 2023 and net debt leverage ratio targets for 2024 and long-term; our expectations of demand for our solutions and execution, and the impact thereof on our financial results in 2023 and beyond; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including targets through year-end 2027; our expectations regarding return on investment and compound annual growth rate (“CAGR”), including CAGR targets for year-end 2027; expectations regarding the growing total addressable market and growing market opportunity for the Company and each of its three reporting segments; the Company’s focus on advancing strategic growth initiatives and transforming the Company into a software-led as-a-service company with a higher mix of recurring revenue streams, including the ongoing focus on customer conversion to platform- based solutions and the Company’s growth targets for such conversions and average revenue per unit growth; expectations regarding the Company’s culture; and statements regarding redeployment priorities and future capital allocation strategy. Forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that NCR Voyix and NCR Atleos after a separation will be able to realize any of the potential strategic benefits or opportunities as a result of these actions. Neither can there be any guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that the planned separation will enhance value for stockholders, or that NCR Voyix or NCR Atleos will be commercially successful in the future or achieve any particular credit rating or financial results. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K filed on February 27, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These materials are dated September 5, 2023, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

NCR Voyix | 3 Notes to Investors SEGMENTS INFORMATION. Following the completion of the planned separation of NCR’s ATM business, the Company plans to manage its business in a manner that is expected to result in the Company having three reportable segments as identified in these materials -- Retail, Restaurant, and Digital Banking. All costs associated with corporate overhead and other immaterial operating segments will be reported as Corporate/Other. All historical NCR Voyix information provided in this presentation has been recast to reflect the segment structure described above and excludes the historical results of the ATM business. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. The NCR Voyix financial information provided in this presentation consists of preliminary estimates of NCR Voyix’s continuing operations and financial results post the classification of the ATM business as a discontinued operation upon its planned separation and reflect transactions related to the planned separation, subject to the assumptions and adjustments described in this presentation. NCR Voyix’s management believes these assumptions and adjustments are reasonable under the circumstances given the information available at this time. This does not represent a complete pro forma presentation pursuant to applicable SEC rules and regulations. MARKET AND INDUSTRY DATA. Unless indicated otherwise, the information concerning our industry contained in this presentation is based on the Company’s general knowledge of and expectations concerning the industry. The Company’s market position and industry market size are based on estimates using our internal data and estimates based on data from various industry analyses, our internal research and adjustments, and assumptions that we believe to be reasonable. The Company has not independently verified data from industry analyses and cannot guarantee their accuracy or completeness. In addition, we believe the data regarding the industry, market size, and our market position within such industry provide general guidance but are inherently imprecise. Further, our estimates and assumptions involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates and assumptions. NON-GAAP MEASURES. While the Company reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this presentation and in these materials will include or make reference to certain “non-GAAP” measures, including selected measures such as adjusted gross margin (excl. D&A), adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA CAGR, net debt, net leverage ratio, and free cash flow. This presentation also discusses targeted adjusted EBITDA, adjusted EBITDA margin, and adjusted EBITDA CAGR growth. These measures are included to provide additional useful information regarding the Company’s financial results and are not a substitute for their comparable GAAP measures. NCR Voyix’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Explanations of these non-GAAP measures, as well as a statement of usefulness and purpose of each such measure are included in the accompanying “Supplementary Information” unless noted therein. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together.

NCR Voyix | 4 Notes to Investors USE OF CERTAIN TERMS. As used in these materials: The term “recurring revenue” includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term- based software license arrangements that include customer termination rights; The term “annual recurring revenue” or “ARR” is recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights; The term “LSD” means low single-digit, “MSD” means mid single-digit, “HSD” means high single-digit, and “LDD” means low double-digit; The term “ARPU” means average recurring revenue per unit; The term “CSP” means Channel Services Platform; The term “LTM” means last twelve months; and The term “NPS” means Net Promoter Score.

NCR Voyix | 5 NCR Voyix At-a-Glance1 (NYSE: VYX) Market-Leading Software and Services Business with Large, Profitable Recurring Revenue Streams 1 All values presented are CY 2023E. 2 Excludes other perimeter adjustments; hence, the contribution percentages do not add up 100%. 3 Source: RBR Global POS Software 2022 and RBR Global EPOS and Self Checkout 2023. 4 Ranking as of Q2 2023 public filings by NCR, Q2 (QTWO), and Alkami (ALKT). ~$3.9B Total Revenue ~$2.1B Recurring Revenue ~$2.5B Software and Services Revenue ~$0.7B Adjusted EBITDA 59% / 24% / 15% Retail / Restaurant / Digital Banking Contribution %2 Revenue Composition 59%24% 15% 2% Retail Restaurants Digital Other Global Composition 69% 15% 9% 7% US EMEA APAC Americas (excl. US) #1 Provider of self-checkout3 Retail #2 Provider of POS software3 Restaurants #1 User footprint among independent digital banking providers4 Digital Banking

NCR Voyix | 6 Strong Value Proposition Across Customer Segments Creates Win/Win Uniquely Positioned to Provide End-to-end Capabilities Best-in-Class POS Platform for Digital Commerce Navigating new consumer experience expectations, both in-person and online, while lowering operational costs Customer Touchpoints Easy implementation, connectivity and serviceability Leading Digital-First Banking Solutions Linking digital interactions to all branch channels and engaging clients on a common technology platform Cloud-based Platform Capabilities Enabling convenience, empowerment, and growth with a robust system Modular, scalable CX that enables ARPU growth Retail Restaurants Digital Banking Cloud-based Platform Serving:

NCR Voyix | 7 Where We Were (2018) Where We Are (2022 / 2023) Where We Are Going (2024+) Product Focus Hardware legacy Market-leading, software-driven offerings Integrated, platform-based solutions Go-to- Market Approach Product selling Solution selling Indispensable partner and a one-stop-shop Customer Sentiment At-market service levels Superior and consistent customer experience Best-in-class service and industry leading NPS Revenue Model Limited recurring revenue Growing recurring revenue High percentage of recurring revenue (SAAS model) Talent & Culture Inconsistent execution and limited customer-centricity Customer-first culture; highly engaged and accountable Industry talent destination with world-class culture Transforming to Capture Market Opportunities Building on a Strong Foundation to Solidify Our Leadership Position

NCR Voyix | 8 Our Growth Algorithm Poised for a New Era of Revenue Growth and Margin Expansion $220B (IT Spend) Drive Revenue and ARPU Expansion • Deliver end-to-end platform services to drive growth with existing customers • Become one-stop-shop for all “run-the-store” technology $220B (IT Spend) Generate Improved Profitability • Deliver value-added services with operational capabilities and high gross margins • Drive continued efficiency throughout the organization $220B (IT Spend) Capitalize on Secular Growth Trends • Drive new customer sign-ups and capture greater market share as tech spend increases • Pursue ongoing customer conversion to platform-based solutions Grow with the Market Monetize the Base Expand Adj. EBITDA Margins

NCR Voyix | 9 Leading global provider of digital commerce solutions for Retail, Restaurant, and Digital Banking industries with a large installed base and right to win Shifting the economics of our business by converting customers to our platform and expanding services we provide Capturing significant market opportunity driven by market growth, secular trends, and ability to add new customers Streamlining organization with enhanced strategic focus and nimble operating model to expand margins and accelerate profitable growth 2 1 3 4 Compelling Investment Thesis

NCR Voyix | 10 Retail and Restaurants Overview

Retail and Restaurants Businesses Overview[1]

~$3.1B	~21%	~213K	~153K
Revenue	Adj. EBITDA Margin	Retail Sites	Restaurant Sites

RETAIL[2]

- #2 Retail POS software provider
- 67% of top global retailers
- #1 Self-checkout software provider



~70%
~30%
Retail
Restaurants

RESTAURANTS[2]

- #1 Restaurant POS software provider worldwide
- 8 of the top 10 global restaurant chains

Industry Leader in Point of Sale and Run-the-Store Technology Solutions

[1] All values presented are 2023E, unless stated otherwise.
[2] Source: RBR Global POS Software 2022 and RBR Global EPOS and Self Checkout 2023.

NCR VOYIX | 11

NCR Voyix | 12 Store Operations Point of Sale Software Store Virtualization Fuel Controller Pharmacy Kitchen Consumer Engagement Loyalty & Promotions Self-checkout & Frictionless Consumer Marketing Mobile Ordering Back Office & Data Back Office Inventory Data Analytics Cash Office Payments Payment Gateway Payment Processing Mobile Payments 3rd Party API Integration Partner Marketplace API Toolkits End Points Point of Sale / Customer Display Mobile (POS, Order, Picking) Self-checkout Self-ordering Kiosk Table Management Digital Signage Kitchen 1 2 3 4 5 6 1 2 3 1 6 1 5 4 6 6 62 i | Platform Led SaaS and Services Model Drives Recurring Revenue and ARPU Growth

Retail Case Study | Upgrading Store POS to Platform Infrastructure

Legacy Offering

PILOT COMPANY

~$3,500 ARPU

Legacy POS Technology



Conversion to Platform

YEAR 1

Connected to the platform and virtualized all apps

Services Provided

POS / Customer Display
Self-ordering Kiosk
Store Virtualization
Fuel

Add-On Services

YEAR 2+

Added more capabilities under SaaS-based model

~$13,400 ARPU

POS Software
Loyalty & Promotions
Self-checkout
Mobile Ordering
API Toolkits

Impactful Results

$10M Committed ARR

3.8x Additional ARPU

With Potential for Future Growth

Additional Add-ons

Data Analytics
Mobile Payments
Kitchen
Partner Marketplace
Cash Office

"We must differentiate ourselves using technology. NCR is the hub of our digital experience. We've grown from a vendor relationship to a partnership" – Mike Rodgers, CTO

NCR VOYIX | 13

Retail KPI Metrics Targets

Cumulative Platform Conversions
(% of Total Install Base)


~37%
~10%
FY23E
FY27E

- Subscription-based sites connected to Voyix Commerce Platform drive deeper customer relationships and higher recurring revenue
- Best in class onboarding for store installations

Target ARPU Expansion
Post-Conversion


3.0x – 4.0x
~1.5x
Year 1
Year 5

- Conversion to platform sites immediately grows ARPU by 1.5x; scaling to 3.0x – 4.0x over time
- Add-on product opportunities grow ARPU

Recurring Revenue
(% of Total Revenue)


~55%
~46%
FY23E
FY27E

- Net Effect: Recurring revenue grows as product mix shifts to Software and Services
- Target ~10% Recurring Revenue CAGR from '23 – '27

NCR VOYIX | 14

NCR Voyix | 15 Enterprise Total Revenue 76% Our Growth Strategy | Restaurants • Connect customers to Voyix’s Commerce Platform • Grow share of wallet by upselling on value-added SaaS and Payments • Accelerate “Run-the- Restaurant” services • Grow market share with Payments-led bundle of software and hardware solutions • Grow share of wallet by upselling on value-added SaaS and Payments • Retain the base with targeted and local customer engagement Note: Revenue percentages based on FY2023 estimates SMB Total Revenue 24%

NCR Voyix | 16 Restaurant Case Study | Upgrading Enterprise to Run-the Restaurant Legacy Offering Legacy POS Technology • POS • Mobile POS • Mobile Ordering • Mobile Payments • API Toolkits • Wall to Wall Service Desk • Data Analytics • Back Office* • Network & Security Services* • Kitchen Hardware Within One Year of Conversion Connected to the platform Added more capabilities under SaaS-based model Services Provided Future Opportunities Conversion to Platform 3.6x Additional ARPU Loyalty & Promotions Consumer Marketing Payment Gateway Payment Processing Partner Marketplace ~$9,000 ARPU~$2,500 ARPU ~$3,900 ARPU Impactful Results Additional Add-on *Franchises Only Supporting Customer Growth with a Defined, Scalable Model Focused on Customer Success

Restaurant Case Study | Upgrading SMB to Run-the-Restaurant

Legacy Offering

PRATI ITALIA

Conversion to Platform

Within One Year of Conversion

Connected to the platform

Added more capabilities under SaaS-based model

Impactful Results

5.25x

Additional ARPU

~$4,000 ARPU ········ ~$19,000 ARPU ········ ~$21,000 ARPU

Services Provided

Legacy POS Technology



- POS
- Mobile Ordering
- Consumer Marketing
- Data Analytics
- Loyalty & Promotions (Gift Card)
- Payment Processing
- Payment Gateway
- Mobile Payments
- API Toolkits

Additional Add-ons

Back office

Kitchen

End-to-End Solutions in One Platform with 24/7 Customer Support

NCR VOYIX | 17

Restaurant KPI Metrics Targets

Cumulative Platform Conversions
(% of Total Install Base)


~40%
~20%
FY23E
FY27E

- Converting installed base to subscription plus connecting to Voyix Commerce platform drives increased ARR
- Targeted sales motion to drive conversion across SMB and Enterprise

Number of Payment Sites


~25k
~7k
FY23E
FY27E

- Attaching Payments in SMB drives $4k in ARPU
- 90%+ attach rate of Payments Processing with SMB site bookings, excluding the banking channel[1]
- Concerted motion around cross-selling Payments to installed base

Recurring Revenue


~67%
~59%
FY23E
FY27E

- Positively impacted by platform and Payments sites growth
- Driven by add-on SaaS and Services across SMB and Enterprise

Target ARPU Expansion Post-Conversion


3.0x – 4.0x
~1.5x
Year 1
Year 5

- Conversion to platform sites immediately grows ARPU by 1.5x, scaling to 3.0x – 4.0x over time
- Continued expansion from platform services, Payments, and cross-sell/upsell of software solutions

[1] Defined as total Payments site bookings as a percentage of total sites booked, excluding the banking channel

NCR VOYIX | 18

NCR Voyix | 19 Digital Banking

Industry-Leading Digital-first Platform[1]

~$570M	~38%	~20M	800+	95%+	45%+
Revenue	Adj. EBITDA Margin	Active Users	Total Clients	Client Retention	"Rule of 40" Metric[2]

Who We Serve

Banks and credit unions seeking digital transformation and integrated consumer experiences across channels

What We Offer

Common customer experiences across all channels, cross-channel data, and analytics to drive user engagement

How We Differentiate

Only provider of a truly end-to-end digital-first offering unified across digital and physical channels

Where We're Going

Extend leading footprint by winning more customers, serving more end-users, and expanding our product and capabilities set

5 of top 10 banking platforms run NCR Voyix Digital Banking Platform[3]

Linking Digital Interactions Across All Branch Channels via the Cloud

[1] All values presented are 2023E unless otherwise specified. [2] Rule of 40 is a principle that states a software company's combined revenue growth rate and profit margin should equal or exceed 40%. [3] Magnify Money, by LendingTree, 2022 Best Mobile Banking Apps Awards.

NCR VOYIX | 20

NCR Voyix | 21 Differentiated and Seamless Customer Experience Bridging Digital-to-Physical Interactions with Best-in-Class Service Support API-first Ecosystem Designed to Replace Aging Retail Banking Systems and Easily Add New Services Banking World Needs Modern, High-Performance Platform Innovation, Strategy, and Vision Differentiated Customer Experience Attractive Total Cost of Ownership Account Opening Our omnichannel sales and onboarding product suite offers consumers and businesses the broadest spectrum of products across all channels Digital Banking Offer full suite of self-service retail and business solutions for institutions of all sizes; fintech solutions help our clients stand out and stay ahead Connected Experiences API-first, cloud-based Channel Services Platform (CSP) joins multiple channels for a consistent end-user experience, reducing complexity, cost, and time to market Customer Service Provide “always-on” service users expect and the ability to interact with people they way they want (voice, video, interactive teller solutions, digital chat, and AI-enabled assistants) Voyix’s SUPERIOR DIGITAL-FIRST SOLUTIONS

NCR Voyix | 22 Capitalizing on Multiple Levers for Growth Comprehensive Strategy to Deliver Profitable Growth Win New Clients • Expand client base targeting net new clients and +95% annual retention • Grow ARR through new clients and cross-sell of existing and new product portfolio Organic Growth • Capitalize on strong secular tailwinds in bank tech spending • Drive annual user growth and increase usage in existing customer base Digital-first Relationship Expansion • Increase products per customer • Introduce new products to foster continued expansion of TAM Expand Platform • Deepen third-party partnerships • Continue opportunistic acquisitions to expand the platform and accelerate profitable growth

NCR Voyix | 23 Case Study | Digital-First Approach Problem Future Opportunities Unique Platform Solution Outcome $25M Total Contract Value• 15 branded community bank subsidiaries with 180+ banking locations • Need to maintain individualized look and feel while having a consistent technology experience across all Wintrust subsidiaries • Broken in-branch client engagement experience across consumer and business “We have chosen NCR to partner with to maintain our commitment to our customers to deliver the latest digital capabilities in the marketplace.” – EVP Digital Channels & Transaction Banking Provided Integrated Solutions without Compromising Unique Branded Experiences Comprehensive Deployment of Digital-First Strategy ~$5M Annual Recurring Revenue Started with unified digital banking for consumers and businesses Expanded to onboarding for all deposit products across branch and digital Seamless sales-to-service and service-to-sales handoffs 2 years after engagement, upgraded to CSP in-branch experience modernization Services Provided

Digital Banking KPI Metrics Targets

Registered Users



~28M
~43M
FY23E
FY27E

- Continue to increase usage from existing customers by penetrating their user base
- Convert registered but inactive users to Active Users

Active Users



~20M
~32M
FY23E
FY27E

- Continue to develop and introduce new products both internally and through partnerships

Annual Recurring Revenue ($M)



~$520
$900 – $1000
FY23E
FY27E

- Continue to drive ARR expansion through add-on products
- Dedicated team has consistently helped expand product usage
- Significant revenue synergies occur when layering our digital first offerings across customer base

NCR VOYIX | 24

NCR Voyix | 25 Financial Outlook

NCR Voyix | 26 2027 Financial Targets Customer-centric Business Model Fueling Future Operational and Financial Outperformance 4 – 6% Recurring Revenue ~65% 9 – 11% +400 – 500 bps Margin Expansion 10 – 12% 40 – 45% +10 – 15 ppts Change from 2023 - 2027 Note: All CAGR calculated using 2023 to 2027 company estimates Revenue CAGR Recurring Revenue CAGR Adj. EBITDA CAGR Free Cash Flow Conversion

NCR Voyix | 27 How We’ll Track our Progress (KPIs) Retail Total Sites Rev per Site (ARPU) % Platform Restaurants Site Conversion Total Sites Rev per Site (ARPU) % Platform Digital Banking Active Users 2023E 213k $5,300 10% 153k $3,600 20% 20M 2027 Targets 225k $6,700 37% 159k $5,000 40% 32M Rev Per Active User (ARPU) $28.00 $30.00

Revenue Growth Targets ($B)


~$3.8
1 – 2%
Growth
~4 – 6% CAGR
2022
2023E
Retail
Restaurant
Digital
Banking
2027E
54%
Recurring
55%
Recurring
~65%
Recurring

Growth Drivers

- SaaS-based model drives increasing recurring revenue and consistency
- Rollout of additional services to platform customers generates significant ARPU expansion
- Expect additional revenue uplift from adding Payments capabilities in Retail/Restaurants
- 2023E – 2024E revenue growth: low single digits

Platform Deepening Drives Accelerating Growth

Note: Includes revenue from continuing operations as well as from commercial agreements between NCR Voyix and NCR Atleos.

NCR VOYIX | 28

Adjusted EBITDA Growth Targets ($M)


~$634
4 – 6%
Growth
10 – 12% CAGR
2022
2023E
Mix Shift
Volume
Cost Takeout
& Efficiency
2027E
~17%
Adj. EBITDA
Margin
~17%
Adj. EBITDA
Margin
21 - 22%
Adj. EBITDA
Margin

Growth Drivers

- Higher earnings contribution from Digital Banking segment
- Ongoing product mix shift from hardware to software/services
- Impact of product lifecycle management optimization
- Improved operating expenses, partially offset by costs related to the spinoff
- 2024E Adj. EBITDA Margin of ~17%

Clear Path to Achieve our 2027 Targets

NCR VOYIX | 29

NCR Voyix | 30 Strong, Flexible Balance Sheet and Manageable Debt Profile for Future Growth Initial Expected Capital Structure ($M, Using expected debt and cash for YE23) Total Debt $2,500 Cash Balance $150 Revolver $0 Net Debt $2,350 Net Leverage Ratio1 ~3.5x Net Debt to Adj. EBITDA Term Structure of Debt ($M) Weighted Avg Rate: 5.37% Fixed Rate Debt (% of Total): 92% $15 $14 $171 $650 $1,200 $450 2024 2025 2026 2027 2028 2029 2030 Ample Liquidity to Support Capital Allocation Priorities Targeting 3x by end of 2024 Long-term Target: 2x – 3x 1 Net leverage ratio calculated as Net Debt / Last Twelve Months Adj. EBITDA; 2 $200M Term Loan A amortizes 7.5% per annum and matures in 2026 222

NCR Voyix | 31 Clear and Disciplined Capital Allocation Priorities Allocate Capital to Highest Return Opportunities to Drive Shareholder Value Future Priorities Invest in Organic Initiatives • Continue ongoing capex of 6 - 7% of revenue to maintain market leadership position • Accelerate development of new platform-enabled services to drive revenue growth, higher-value products and services, and increase customer stickiness Balance Sheet Optimization • Manage balance sheet to maintain long-term target net leverage ratio of 2 - 3x • Optimize investments and capital structure to maximize ROIC Acquisitions • Pursue opportunistic tuck-in acquisitions to accelerate growth initiatives • Leverage M&A to support “buy vs. build” capability decisions Repurchases • Consider offsetting annual dilution from incentive comp and additional repurchases when it optimizes shareholder value

NCR Voyix | 32 Appendix Supplementary Information

NCR Voyix | 33 Non-GAAP Measures: While NCR Voyix reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR Voyix’s financial results and are not a substitute for their comparable GAAP measures. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) NCR Voyix determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations plus interest expense, net; plus pension mark-to-market adjustments; pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles, separation-related costs, cyber ransomware incident recovery costs, and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. The historical financial information and any forecasted financial information included in this presentation were determined based on the Retail, Restaurant, and Digital Banking segment results including an estimate of corporate costs, perimeter adjustments as well as the impact from commercial agreements between NCR Voyix and NCR Atleos. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. NCR Voyix uses Adjusted EBITDA to evaluate and measure the ongoing performance of its business segments. NCR Voyix also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR Voyix believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions, and other investments, and excludes certain items whose fluctuation from period to period do not necessarily correspond to changes in the operations of our business segments. In addition, we believe Adjusted EBITDA is useful to investors because it and similar measures are commonly used by industry analysts, investors, and lenders to assess the financial performance of companies in our industry. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Adjusted EBITDA Growth is calculated as a percentage by comparing the increase in Adjusted EBITDA in the period to Adjusted EBITDA during the same period in the immediately preceding fiscal year. Adjusted EBITDA Growth (excl Dis-Synergies) is calculated as Adjusted EBITDA Growth, excluding incremental costs that NCR Voyix that are expected to result from the planned separation of NCR Atleos. Gross Margin (excl D&A) NCR Voyix determines Gross Margin (excl D&A) by excluding depreciation and amortization, including amortization of acquisition-related intangibles, and any other special items from NCR Voyix’s GAAP gross margin and is used by NCR Voyix’s management to evaluate year-over-year operating performance. NCR Voyix believes this measure is useful for investors because it provides a more complete understanding of NCR Voyix’s underlying operational performance, as well as consistency and comparability with NCR Voyix’s historical financial results.

NCR Voyix | 34 Non-GAAP Measures (continued): Net Debt NCR Voyix determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. Total debt is based on the targeted total debt subsequent to the spin-off of NCR Atleos which is expected in the fourth quarter of 2023. Net Debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. NCR Voyix believes that Net Debt provides useful information to investors because NCR Voyix’s management reviews Net Debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash on hand as part of its management of liquidity, financial flexibility, capital structure and leverage. In addition, Net Debt is a measure in common use elsewhere and certain debt rating agencies and credit analysts monitor NCR Voyix’s Net Debt as part of their assessments of NCR Voyix’s business and its ability to repay its debt. NCR Voyix believes that its Net Leverage Ratio, defined as Net Debt divided by trailing twelve months of Adjusted EBITDA, provides useful information to investors because it is an indicator of the Company’s ability to meet its future financial obligations. In addition, the Net Leverage Ratio is a measure frequently used by investors and credit rating agencies to assess financial position. Adjusted Free Cash Flow – Unrestricted NCR Voyix defines Adjusted Free Cash Flow – Unrestricted as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestments in the trade receivables facility, and plus pension contributions and pension settlements. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. NCR Voyix’s management uses Adjusted Free Cash Flow – Unrestricted to measure the liquidity of its continuing operations and assess the financial performance of the Company against past periods and believes it is useful for investors because it relates to operating cash flow of the Company to the capital that is spent to continue and improve business operations, provides investors with the operating cash flow results that management uses to manage the Company and enables investors and analysts to evaluate the Company’s liquidity from continuing operations. In particular, Adjusted Free Cash Flow – Unrestricted indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company’s existing businesses, strategic acquisitions, strengthening the Company’s balance sheet, repurchase of Company stock and repayment of the Company’s debt obligations. Adjusted Free Cash Flow – Unrestricted does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure. Adjusted Free Cash Flow – Unrestricted does not have uniform definitions under GAAP, and, therefore, NCR Voyix’s definition may differ from other companies’ definitions of this measure. FCF (Free Cash Flow) Conversion is calculated based on Adjusted Free Cash Flow - Unrestricted divided by Adjusted EBITDA for the same period.

NCR Voyix | 35 Non-GAAP Measures (continued): Non-GAAP Reconciliations: With respect to our Adjusted Gross Margin (excl D&A) and Adjusted EBITDA estimates, we are not providing a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP gross margin and GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. In addition, we are still assessing our post-spin GAAP net income from continuing operations for historical periods because the evaluation of the impact to our financial statements of the classification of the ATM business as a discontinued operation following the planned spin-off is ongoing.

Modeling Considerations

	FY 2022[1]	FY 2023E	FY 2024E
Revenue	$3,790M	1% – 2%	1% – 3%
Recurring Revenue %	*~54%*	*~55%*	*~58%*
Est. Headwind due to Shift to Recurring		*~2%*	*~2%*
Adj. Gross Margin (excl D&A)	~30%	~34%	~35%
Recurring Revenue Margin	*~43%*	*~46%*	*~47%*
Non-Recurring Revenue Margin	*~15%*	*~18%*	*~18%*
Adj. EBITDA	$634M	$660 – $675M	$665 – $695M
Adj. EBITDA Growth		4% – 6%	1% – 3%
Adj. EBITDA Margin	~17%	~17%	~17%
Cumulative Dis-Synergy (incl Country Exit)		$12 – $14M	$45 – $55M
Adj. EBITDA Growth (excl Dis-Synergy)		6% – 9%	6% – 9%
Est. Headwind due to Shift to Recurring		*~5%+*	*~5%+*

Estimated Revenue Growth Rates

Segment	2023E YoY	2024E YoY	2027E YoY	2023-2027E CAGR
Retail	Flat to LSD	Flat to LSD	HSD	3% – 5%
Restaurants	Flat	LSD	HSD	4% – 6%
Digital Banking	MSD	HSD / LDD	LDD	11% – 13%

FY 2024 Estimated Adj. EBITDA Margins[2]

Retail	Restaurants	Digital Banking
~22%	~26%	~38%

FY 2024 Estimated Adjusted Free Cash Flow – Unrestricted[3]

Metrics ($M)	
One-Time Separation Cash Items	$25 - $50M
Cash Interest	~$150
CapEx	~$260
Growth / Maintenance	*~60% / 40%*
Free Cash Flow	$170 – $210
Conversion	*25% – 30%*

[1] Based on estimated continuing operations plus impact from commercial agreement between NCR Voyix and NCR Atleos.
[2] Total company 2024 estimated adjusted EBITDA of 17% includes impact from Corporate costs and perimeter (~8 points).
[3] Based on current expected debt and cash for YE 2023; $200M Term Loan A amortizes 7.5% per annum and matures in 2026.

NCR VOYIX | 36

NCR Voyix | 37 Historical KPI Metrics Performance and Targets 207k 192k 142k 8k 21k 83k $5,239 $5,300 $6,700 2022A 2023E 2024E 2025E 2026E 2027E Retail Legacy Sites Platform Sites ARPU 125k 123k 96k 29k 31k 63k $3,297 $3,600 $5,000 2022A 2023E 2024E 2025E 2026E 2027E Restaurant Legacy Sites Platform Sites ARPU 18.9 20.0 32.0 $26 $28 $30 2022A 2023E 2024E 2025E 2026E 2027E Digital Banking Active Users (millions) ARPU